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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 9, 2005

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

   District of Columbia                 l-7102                    52-0891669
-------------------------            ------------            -------------------
  (state or other juris-             (Commission              (I.R.S. Employer
diction of incorporation)            File Number)            Identification No.)

      Woodland Park, 2201 Cooperative Way, Herndon, VA          20171
      ------------------------------------------------       ----------
          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (703)709-6700

     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            The following exhibits are filed herewith:

      1. Underwriting Agreement dated February 9, 2005, between the registrant and UBS Securities LLC, as Representative of the several Underwriters named in Schedule I thereto.

      4.1 Form of Global Certificate for the 5.95% Subordinated Notes Due 2045 (Subordinated Deferrable Interest Notes).

      8.    Opinion and consent of Milbank, Tweed, Hadley & McCloy LLP.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL RURAL UTILITIES COOPERATIVE
                                           FINANCE CORPORATION

                                         /s/ Steven L. Lilly
                                         --------------------------
                                         Steven L. Lilly
                                         Senior Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)

Dated: February 14, 2005

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                                  EXHIBIT INDEX

Exhibit No.                             Description
----------                              -----------
   1.        Underwriting Agreement dated February 9, 2005, between the registrant and UBS Securities LLC, as Representative of the several
             Underwriters named in Schedule I thereto.

   4.1       Form of Global Certificate for the 5.95% Subordinated Notes Due
             2045 (Subordinated Deferrable Interest Notes).

   8.        Opinion and consent of Milbank, Tweed, Hadley & McCloy LLP.